                                     [LOGO]

                              SOURCE CAPITAL, INC.

                                      1999
                                 ANNUAL REPORT

                         for the year ended December 31

                              SOURCE CAPITAL, INC.

                                     [LOGO]

DIRECTORS

Willard H. Altman
Wesley E. Bellwood
Julio J. de Puzo, Jr.
David Rees
Robert L. Rodriguez
Paul G. Schloemer
Lawrence J. Sheehan

OFFICERS

Julio J. de Puzo, Jr., PRESIDENT
Eric S. Ende, SENIOR VICE PRESIDENT AND
  CHIEF INVESTMENT OFFICER
Steven R. Geist, SENIOR VICE PRESIDENT AND
  FIXED-INCOME MANAGER
J. Richard Atwood, TREASURER
Sherry Sasaki, SECRETARY
Christopher H. Thomas, ASSISTANT TREASURER

INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Blvd., Suite 1200
Los Angeles, California 90064

CUSTODIAN

State Street Bank and Trust Company
Boston, Massachusetts

COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

INDEPENDENT AUDITORS

Ernst & Young LLP
Los Angeles, California

TRANSFER AND SHAREHOLDER SERVICE AGENT

ChaseMellon Shareholder Services, L.L.C.
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
(800) 279-1241 or (201) 329-8660

REGISTRAR

ChaseMellon Shareholder Services, L.L.C.
Ridgefield Park, New Jersey

STOCK EXCHANGE LISTING

New York Stock Exchange:
Symbols:  SOR Common Stock
         SOR+ Preferred Stock

                         SUMMARY FINANCIAL INFORMATION

                                        For the year ended December 31,
                                ------------------------------------------------
                                           1999                     1998
                                --------------------------  --------------------
                                   Total          Per          Total       Per
                                    Net          Common         Net       Common
                                   Assets        Share         Assets     Share
                                ------------  ------------  ------------  ------
Beginning of year.............  $417,776,547     $48.23     $425,490,107  $50.20
Net gain on investments,
  realized and unrealized.....    78,227,825      10.27       18,017,166    2.37
Income available to Common
  shareholders................       404,604       0.05        1,891,524    0.25
Distributions to Common
  shareholders................   (59,511,247)     (7.86)     (34,408,899)  (4.62)
Proceeds from shares issued
  for distributions reinvested
  by
  shareholders................     7,490,362       0.01        6,786,649    0.03
                                ------------     ------     ------------  ------
    Net changes during year...  $ 26,611,544     $ 2.47     $ (7,713,560) $(1.97)
                                ------------     ------     ------------  ------
End of year...................  $444,388,091     $50.70     $417,776,547  $48.23
                                ============     ======     ============  ======
Common market price per
  share.......................        48 1/4                     49 1/16
Common market premium
  (discount) to net asset
  value.......................        (4.8)%                        1.7%
Preferred asset coverage......          821%                        771%
Preferred liquidation
  preference per share........        $27.50                      $27.50
Preferred market price per
  share.......................            28                    29 13/16

--------------------------------------------------------------------------------
                           DESCRIPTION OF THE COMPANY
      SOURCE CAPITAL, INC. is a major diversified, publicly traded investment company with total net assets of approximately $444,000,000. Its investment portfolio includes a wide range of securities with primary emphasis on common stock and convertible debentures.
  Source Capital has Common and Preferred shares outstanding, both of which are traded on The New York Stock Exchange. The 1,969,212 outstanding Preferred shares each have a prior claim of $27.50 on assets and $2.40 per year on income. The balance of the Company's assets and income are available to the 7,697,644 shares of Common Stock.
  Source Capital's investment objective is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital and provision of sufficient income to meet the dividend requirements of Preferred shareholders.
  Source Capital is not a mutual fund. Thus, it does not repurchase its own shares on demand and does not need to structure its portfolio securities to provide for possible redemptions. As a publicly traded investment company, Source Capital's Common and Preferred shares are bought and sold on The New York Stock Exchange, and the Company is not involved in the transaction.
  Source Capital's investment approach emphasizes primarily equity and equity-related investments in seeking to achieve its growth objective for its Common shareholders. The desirability of equity versus fixed-income investments has been increasingly debated in recent years. Source Capital's position is that without assuming undue risk and recognizing the fixed claim of its Preferred Stock, properly selected stocks offer the better long-term opportunity for overall investment return as well as long-term protection from the large but uncertain threat of inflation. Source Capital's equity investments have been directed toward companies with highly liquid, relatively unleveraged balance sheets and a demonstrated long-term ability to earn above average returns on invested capital. Source Capital's equity investment portfolio is based on fundamental judgments of long-term returns attainable from income and appreciation in the securities of such companies and is not derived from overall economic forecasts or stock market predictions.

  Source Capital has a Common Stock Distribution Policy which provides for cash distributions of approximately 10% of the ongoing net asset value of its Common shares. Only a portion of such distributions is paid from net investment income. The remainder is paid from any net realized capital gains and/or paid-in capital, as determined by each year's results. To the extent the Company realizes net long-term capital gains for any year in excess of the amounts distributed under the Company's distribution policy, such excess may be distributed to shareholders or retained by the Company. Distributions to Common shareholders are paid quarterly in a fixed amount which is periodically adjusted after sustained changes in net asset value appear to the Board of Directors reasonably likely to support the new distribution rate on a continuing basis. This policy is designed to allow Common shareholders to benefit not only from income, but a portion of the capital appreciation which has resulted to date. All distributions are taxable to shareholders as dividend income or capital gain distributions since the Company has accumulated earnings and profits from prior years.

  Since the policy was adopted in June 1976, at an initial annual rate of $1.40 per share, continued increases in net asset value, despite payments from capital, have permitted 19 subsequent increases to the current rate of $4.40. Maintenance of the current $4.40 annualized rate is dependent upon achieving a total return on the Common Stock from both income and appreciation to sustain a net asset value of approximately $44.00.

                             LETTER TO SHAREHOLDERS

TO OUR SHAREHOLDERS:

1999 INVESTMENT PORTFOLIO RETURNS

  Total net assets of Source Capital amounted to $444,388,091 at December 31, 1999. After providing for Preferred stock equity, Common equity amounted to $390,234,761 or $50.70 of net asset value per Common share. This compared with total net assets of $417,776,547, Common equity of $363,623,217 and net asset value per Common share of $48.23 one year ago. These changes reflect payments to Common and Preferred shareholders totaling $64,237,356. As a result, Source Capital achieved a total investment return during 1999 of 23.1% on its Common net asset value (21.4% on total net assets) with both figures reflecting the reinvestment of dividends and distributions.

 The table at the bottom of this page compares Source Capital's investment results with the returns of several well-known indices of securities prices. All the percentage changes shown represent total investment returns from both income and appreciation (depreciation) calculated on the basis of reinvesting all dividends and distributions.

NET INVESTMENT INCOME
  As has been the case for the past several years, net investment income has continued to decline. Most of this decline has occurred on the interest side of net investment income while the dividend side has remained essentially flat. Holdings in commercial paper have declined this year as the asset allocation to equities has increased with a resulting decline in the cash position. Specifically, net investment income amounted to $1,466,799 and $5,130,713 for the fourth quarter and full year, respectively, compared with $1,420,270 and $6,617,633 in 1998. After providing for Preferred dividends, net investment income per Common share totaled $0.04 and $0.05 for the fourth quarter and full year, respectively, compared with $0.03 and $0.25 earned in the corresponding periods of 1998.

--------------------------------------------------------------------------------

                                                     SOURCE CAPITAL                   STOCK MARKET INDICES
                                               --------------------------  ------------------------------------------
                                                  TOTAL         COMMON       RUSSELL          S&P
                   PERIOD                       NET ASSETS      EQUITY         2500           500           DJIA
---------------------------------------------  ------------  ------------  ------------  -------------  -------------
                    1999                             +21.4%        +23.1%         +24.2%         +21.0%         +27.3%
                    1998                             + 6.4         + 5.8          + 0.4          +28.6          +18.2
                    1997                             +23.0         +25.4          +24.4          +33.4          +24.9
                    1996                             +20.0         +21.9          +19.0          +23.0          +28.9
                    1995                             +18.7         +20.7          +31.7          +37.6          +36.9
                    1994                             + 2.0         + 0.6          - 1.1          + 1.3          + 5.0
                    1993                             + 6.7         + 6.3          +16.5          +10.0          +17.0
                    1992                             +12.5         +13.3          +16.2          + 7.6          + 7.4
                    1991                             +19.7         +22.2          +46.7          +30.5          +24.3
                    1990                             - 1.2         - 3.2          -14.9          - 3.1          - 0.5
                    1989                             +21.1         +23.9          +19.4          +31.7          +32.3
                    1988                             +15.2         +16.8          +22.7          +16.6          +16.2
                    1987                             + 3.0         + 1.7          - 4.7          + 5.3          + 5.6
                    1986                             +12.8         +13.9          +12.0          +18.7          +27.3
                    1985                             +24.2         +28.5          +31.9          +31.7          +33.7
                    1984                             +11.9         +12.8          - 4.1          + 6.3          + 1.4
                    1983                             +18.4         +21.3          +27.7          +22.6          +26.1
                    1982                             +21.6         +26.1          +26.7          +21.6          +27.2
                    1981                             +14.2         +16.0          + 3.0          - 4.9          - 3.7
                    1980                             +19.2         +23.1          +34.3          +32.5          +22.2
                    1979                             +26.6         +35.0          +38.4          +18.6          +10.7
                    1978                             +16.1         +19.7            N/A          + 6.6          + 2.8
                    1977                             +13.0         +15.1            N/A          - 7.2          -12.9
               Annual Compound
               Rate of Return:
                  21 years                           +14.9         +16.5          +16.5          +17.9          +17.9
                  23 years                           +14.8         +16.6            N/A          +16.2          +15.7

                                                     FIXED-INCOME INDICES
                                               ---------------------------------
                                                 LEHMAN BROTHERS      TREASURY
                   PERIOD                      GOVT/CORP BOND INDEX  BILL YIELDS
---------------------------------------------  --------------------  -----------
                    1999                                  - 2.2%        + 4.7%
                    1998                                  + 9.5         + 5.1
                    1997                                  + 9.8         + 5.2
                    1996                                  + 2.9         + 5.3
                    1995                                  +19.2         + 5.7
                    1994                                  - 3.5         + 4.2
                    1993                                  +11.0         + 3.1
                    1992                                  + 7.6         + 3.6
                    1991                                  +16.1         + 5.8
                    1990                                  + 8.3         + 7.8
                    1989                                  +14.2         + 8.2
                    1988                                  + 7.6         + 6.2
                    1987                                  + 2.3         + 5.9
                    1986                                  +15.6         + 6.0
                    1985                                  +21.3         + 7.5
                    1984                                  +15.0         + 9.6
                    1983                                  + 8.0         + 8.6
                    1982                                  +31.1         +10.7
                    1981                                  + 7.3         +14.1
                    1980                                  + 3.0         +11.6
                    1979                                  + 2.3         +10.3
                    1978                                  + 1.2         + 7.2
                    1977                                  + 3.0         + 5.4
               Annual Compound
               Rate of Return:
                  21 years                                + 9.5         + 7.1
                  23 years                                + 8.9         + 7.0

DISTRIBUTIONS TO COMMON SHAREHOLDERS
  The distribution rate on Source Capital Common Stock is currently at the $4.40 annual rate which has been in effect since September 1999. Source Capital's distribution policy, initiated in June 1976, calls for payments to Common shareholders of approximately 10% of the Common Stock's ongoing net asset value. Since the adoption of this policy almost 24 years ago, continuing growth in net asset value has led to 19 increases in the distribution rate totaling 214%. This growth was achieved despite payments to shareholders in excess of net investment income of $406,573,763 or $60.62 per Common share, plus payment of federal income tax on the retained portion of net realized long-term gains of $36,198,677 or $5.99 per Common share. As we have repeatedly pointed out, maintenance of the current $4.40 Common distribution rate is dependent on achieving investment results which will sustain a net asset value of approximately $44.00.

 Capital gains are the eventual result of successful investments. As in recent years, changes in relative market valuation as well as changing prospects of individual companies have led us to sell certain holdings in 1999 and these sales have resulted in the realization of significant net capital gains. We believe that we have been able to replace these securities both by adding to existing investments at advantageous prices and by making selected new investments (primarily equity investments) offering potentially better long-term investment returns.

 As a result of these changes, the Company realized $66,936,690 in net capital gains in 1999. Distribution of these gains required payment of a special distribution of $3.56 per share to Common shareholders on December 15, 1999 in addition to the $1.10 per share regular quarterly distribution to Common shareholders. Detailed tax information is presented on page 10.

MARKET PRICES AND SHAREHOLDER RETURNS

  In the long run, the future returns for Source Capital Common shareholders will depend primarily on how well we manage the firm's investment portfolio. The longer the period of time involved, the more important portfolio investment returns will be in determining shareholder returns. However, in the short run, changes in the market price of Source Capital Common shares which deviate from the underlying changes in net asset value can cause shareholder returns to be either enhanced or diminished. The experience of the past year clearly illustrates the negative side of this phenomenon as the 1.7% market premium to net asset value at 12/31/98 decreased to a 4.8% discount one year later, and shareholder returns were accordingly impaired.

 The following table presents 1999 market returns for both Common and Preferred shareholders:

                                 Common    Preferred
                                  Stock      Stock
                                ---------  ---------
Change in Market Value:
  NYSE Closing Price
    -- 12/31/99...............  $48.2500   $28.0000
  NYSE Closing Price
    -- 12/31/98...............  $49.0625   $29.8125
                                --------   --------
  Net change in 1999..........  $(0.8125)  $(1.8125)
Distributions in 1999.........    7.8600     2.4000
                                --------   --------
Total return -- Amount........  $ 7.0475   $ 0.5875
Total return -- Percent.......     14.4%       2.0%

 Common shareholders who participated in the Company's Automatic Reinvestment Plan experienced a positive return of 15.2% during 1999. Furthermore, on a long-term basis those shareholders who participated in the Automatic Reinvestment Plan during each of the 23 years since its inception experienced an annual compound rate of return of 18.0%.

COMMENTARY

  The big gains of the major stock market averages in 1999 conceal some very significant differences in performance. On the surface, the results of the big and small stock indexes seem relatively similar.

                                     1999
                                    -------
S&P 500                              21.0%
Russell 2500                         24.2%
Russell 2000                         21.3%

 Within this seemingly solid performance, there were some surprising differences. First, there were more stocks down than up: 51% of S&P 500 stocks were down, 52% of Russell 2000 stocks were down. Second, the market's performance was driven by tech stocks--the tech dominated Nasdaq 100 was up 102% for the year, as were the tech stocks included in the Russell 2000; the 30 biggest gainers in the S&P 500 were all tech stocks.

 When we look at the performance of the small and mid-cap indexes, as well as small and mid-cap managers, we find that "growth" (mostly tech) dramatically outperformed "value." These disparities in performance are the widest on record.

                                       1999
                                  ---------------
                                  Value    Growth
                                  ------   ------
Russell 2000                      (1.5)%   43.1%
Russell 2500                       1.5%    55.5%
Lipper Small-Cap Funds             6.3%    62.6%
Lipper Mid-Cap Funds               9.3%    72.9%

 Despite this hostile environment for value-oriented investors, Source's investment results for 1999 were quite good--a gain of over 23%. This marked the fourth year of the past five in which Source was up over 20%.

                       1995    1996    1997    1998    1999
                       -----   -----   -----   -----   -----
Source Capital         20.7%   21.9%   25.4%    5.8%   23.1%
Russell 2500           31.7%   19.0%   24.4%    0.4%   24.2%

 The obvious question for Source, as well as for other value oriented funds which did well, is whether its good 1999 performance was because it "cheated"--owned stocks with valuation and business parameters at variance with its stated philosophy--or because it outperformed in a challenging environment while investing in a manner consistent with its established principles.

 In the case of Source, we believe that the latter is the case. It is true that a significant portion of Source's strong performance came from a handful of technology related companies which were up 100-300% in 1999. However, in contrast to many of the market's best performing companies, which have no earnings, modest sales, and only a very short operating history, Source's most successful investments during 1999 are long-established companies with significant revenues and profits, as well as leading market shares. These companies were purchased at very modest valuations--prices far below their prior highs.

                              Year-End                   Purchase
                                Price                      Price
                       -----------------------          Compared To
                          1998         1999      Gain   Prior High
                       ----------   ----------   ----   -----------
Adobe Systems          23 3/8       67 1/4       187%      (54)%
Kemet                  11 1/4       45 1/16      301%      (57)%
Zebra Technologies     26*          58 1/2       125%      (42)%
*Cost--Purchased in the first quarter 1999

 ADOBE SYSTEMS was first purchased during the Summer of 1998. It is a leading developer of software which aids in the manipulation of text, graphics and photographic images. At the time of our purchase, the market was worried about Adobe's pace of new product introductions, as well as its history of quarterly earnings surprises. As a result we were able to establish our Adobe position at an average cost of $17 a share, compared with trough 1998 earnings of about 90 cents plus a balance sheet with $4 a share in cash and no debt.

 In the year and a half since then, Adobe has regained Wall Street's favor. It is now viewed as an Internet play, having introduced several new products for web page design, as well as because of the growing importance of Acrobat's Portable Document Format, an essential tool for the electronic transfer of many types of information. Earnings have doubled, as has Wall Street's valuation. Adobe is now selling at over 40x estimated 2000 earnings of $1.90 a share.

 We started to trim our Adobe position in August, and have now sold all of our shares at an average price of about $65. Although we share Wall Street's enthusiasm for Adobe's prospects, it is selling at a price which leaves no room for error, and we would prefer to own other high quality companies with dramatically lower valuations.

 KEMET is another major contributor to Source's 1999 performance. It is one of the world's leading producers of tantalum and ceramic capacitors, passive devices which store and regulate the flow of electricity, and which are used in vast numbers in electronics products. Like semiconductors and memory chips, the capacitor industry is a growth cyclical--production and profits have increased dramatically over time, but not without periods of oversupply and severe declines in earnings.

 The year 1998 was one of these cyclical downturns as the collapse of Asia and industry overcapacity pushed Kemet's earnings down from a high of $1.70 a few years earlier to break-even.

 Kemet's earnings started to improve in mid 1999, as the recovery in Asia accelerated and demand for many electronics products, but especially wireless telecommunications, grew rapidly. Instead of focusing on how low earnings could go, the market is now evaluating how high peak earnings might be (we believe $3 -$4 a share is possible) and how long the up cycle will continue. As a result, Kemet's share price has improved dramatically to a recent high of nearly $60. We have taken some profits, selling about 40% of our shares, but continue to hold a substantial position.

 ZEBRA TECHNOLOGIES, a company we discussed in the Source Third Quarter 1999 Shareholder Letter, is another example of a company we were able to purchase when it was deeply out of favor on Wall Street, and whose subsequent price recovery greatly aided last year's performance.

 Despite Zebra's long-held position as the leading manufacturer of bar code printers, a key component in the rapidly growing automated identification industry, Wall Street in early 1999 seemed to be interested only in some temporary problems which Zebra was having in digesting a recent major strategic acquisition. The resulting price decline of nearly 50% gave us an opportunity to establish our position at less than 12x expected 1999 earnings (and about 9x current expectations of 2000 earnings).

 As 1999 progressed, Zebra's results began to reflect the significant strategic benefits of the merger rather than its challenges, and Zebra's stock price dramatically improved, ending the year at $58 1/2, or more than double our first quarter cost of $26 per share. Even at a recent price in the mid $60's, we are continuing to maintain our position, though watching for signs of overvaluation.

 As described above, Source achieved its strong 1999 performance without compromising its investment philosophy. Similarly, in 2000 we will continue to purchase only companies with established records of earning superior returns on capital, selling at below market valuations, confident that this will produce rewarding long-term performance for our shareholders.

Respectfully submitted,

/s/ Eric S. Ende

Eric S. Ende
Senior Vice President and
  Chief Investment Officer

February 15, 2000

                            PORTFOLIO OF INVESTMENTS
                               December 31, 1999

COMMON STOCKS                                                             Shares        Value
------------------------------------------------------------            ----------   ------------
PRODUCER DURABLE GOODS -- 19.6%
Crane Co....................................................               546,700   $ 10,865,663
Denison International plc (ADR)*++..........................               583,300      5,978,825
Donaldson Company, Inc......................................               312,300      7,514,719
Graco Inc...................................................               556,500     19,964,437
IDEX Corporation............................................               518,400     15,746,400
Kaydon Corporation..........................................               421,800     11,309,512
Zebra Technologies Corporation (Class A)*...................               269,900     15,789,150
                                                                                     ------------
                                                                                     $ 87,168,706
                                                                                     ------------
TECHNOLOGY -- 15.6%
Adobe Systems Incorporated..................................                91,700   $  6,166,825
Belden Inc..................................................               519,500     10,909,500
Channell Commercial Corporation*............................               265,000      3,030,937
Galileo International, Inc..................................               291,700      8,732,769
KEMET Corporation*..........................................               533,200     24,027,325
Methode Electronics, Inc. (Class A).........................               515,400     16,557,225
                                                                                     ------------
                                                                                     $ 69,424,581
                                                                                     ------------
BUSINESS SERVICES & SUPPLIES -- 13.8%
Applied Graphics Technologies, Inc.*........................               744,380   $  6,420,277
Bacou USA, Inc.*............................................               448,100      6,749,506
Expeditors International of Washington, Inc.................                87,200      3,820,450
HON INDUSTRIES Inc..........................................               593,000     13,008,938
JLK Direct Distribution Inc. (Class A)*.....................               730,700      7,535,344
Manpower Inc................................................               308,500     11,607,313
Office Depot, Inc.*.........................................               538,900      5,894,219
Romac International Inc.*...................................               451,900      6,072,406
                                                                                     ------------
                                                                                     $ 61,108,453
                                                                                     ------------
DISTRIBUTION -- 7.0%
Arrow Electronics, Inc.*....................................               370,000   $  9,388,750
Black Box Corporation*......................................               317,800     21,292,600
Huttig Building Products, Inc.*.............................               121,488        599,847
                                                                                     ------------
                                                                                     $ 31,281,197
                                                                                     ------------
HEALTH CARE -- 6.9%
DENTSPLY International Inc..................................               399,100   $  9,428,738
Landauer, Inc...............................................               345,000      7,546,875
Ocular Sciences, Inc.*......................................               722,900     13,644,737
                                                                                     ------------
                                                                                     $ 30,620,350
                                                                                     ------------
RETAILING -- 5.6%
Circuit City Stores, Inc....................................               290,600   $ 13,095,163
O'Reilly Automotive, Inc.*..................................               542,800     11,670,200
                                                                                     ------------
                                                                                     $ 24,765,363
                                                                                     ------------
MATERIALS -- 3.9%
Martin Marietta Materials, Inc..............................                72,000   $  2,952,000
OM Group, Inc...............................................               421,500     14,515,406
                                                                                     ------------
                                                                                     $ 17,467,406
                                                                                     ------------
CONSUMER NON-DURABLE GOODS -- 2.7%
Lancaster Colony Corporation................................               360,450   $ 11,939,906
                                                                                     ------------
ENTERTAINMENT -- 2.5%
Carnival Corporation........................................               236,600   $ 11,312,437
                                                                                     ------------

                            PORTFOLIO OF INVESTMENTS
                               December 31, 1999

                                                                        Shares or
                                                                           Face
COMMON STOCKS (CONTINUED)                                                 Amount        Value
------------------------------------------------------------            ----------   ------------
INSURANCE -- 2.2%
Brown & Brown, Inc..........................................               259,350   $  9,936,347
                                                                                     ------------
CONSUMER DURABLE GOODS -- 2.1%
Clayton Homes, Inc..........................................               994,000   $  9,132,375
                                                                                     ------------
EDUCATION -- 1.4%
Strayer Education, Inc......................................               312,100   $  6,163,975
                                                                                     ------------
ENERGY -- 1.2%
Schlumberger Limited........................................                84,500   $  4,753,125
Transocean Sedco Forex Inc..................................                16,359        551,094
                                                                                     ------------
                                                                                     $  5,304,219
                                                                                     ------------
TOTAL COMMON STOCKS -- 84.5% (Cost $268,704,905)............                         $375,625,315
                                                                                     ------------
PREFERRED STOCKS -- 1.7% (Cost $8,913,767)
Crown American Realty Trust.................................                59,000   $  2,087,125
New Plan Excel Realty Trust, Cvt............................               225,000      4,781,250
Prime Retail, Inc., Cvt. (Series B).........................                40,000        472,500
                                                                                     ------------
                                                                                     $  7,340,875
                                                                                     ------------
CONVERTIBLE BONDS AND DEBENTURES
HEALTH CARE -- 1.9%
IVAX Corporation -- 6 1/2% 2001.............................            $1,500,000   $  1,456,875
NovaCare, Inc. -- 5 1/2% 2000...............................             5,250,000      5,230,312
Quintiles Transnational Corp. -- 4 1/4% 2000................             2,000,000      1,947,500
                                                                                     ------------
                                                                                     $  8,634,687
                                                                                     ------------
PRODUCER DURABLE GOODS -- 1.4%
Checkpoint Systems, Inc. -- 5 1/4% 2005.....................            $2,500,000   $  1,712,500
DRS Technologies, Inc. -- 9% 2003...........................             2,000,000      2,260,000
MascoTech, Inc. -- 4 1/2% 2003..............................             3,000,000      2,193,750
                                                                                     ------------
                                                                                     $  6,166,250
                                                                                     ------------
REAL ESTATE INVESTMENT TRUST -- 1.4%
CenterTrust Retail Properties, Inc.
  -- 7 1/2% 2001 (Series A).................................            $1,050,000   $    987,000
  -- 7 1/2% 2001 (Series B).................................             2,750,000      2,585,000
Rockefeller Center Properties, Inc. -- 0% 2000..............             3,005,000      2,546,738
                                                                                     ------------
                                                                                     $  6,118,738
                                                                                     ------------
TELECOMMUNICATIONS -- 1.4%
World Access, Inc.
  -- 4 1/2% 2002............................................            $6,005,000   $  4,894,075
  -- 4 1/2% 2002+...........................................             1,500,000      1,222,500
                                                                                     ------------
                                                                                     $  6,116,575
                                                                                     ------------
TRANSPORTATION -- 1.0%
Offshore Logistics, Inc. -- 6% 2003.........................            $5,500,000   $  4,620,000
                                                                                     ------------
DISTRIBUTION -- 0.7%
Reptron Electronics, Inc. -- 6 3/4% 2004....................            $5,980,000   $  3,109,600
                                                                                     ------------
CONSUMER NON-DURABLE GOODS -- 0.5%
Bell Sports Corp. -- 4 1/4% 2000............................            $  385,000   $    333,025
Central Garden & Pet Co. -- 6% 2003.........................             2,500,000      1,843,750
                                                                                     ------------
                                                                                     $  2,176,775
                                                                                     ------------
TECHNOLOGY -- 0.1%
Read-Rite Corporation -- 6 1/2% 2004........................            $1,000,000   $    420,000
                                                                                     ------------
TOTAL CONVERTIBLE BONDS AND DEBENTURES -- 8.4% (Cost
 $39,979,554)...............................................                         $ 37,362,625
                                                                                     ------------

                            PORTFOLIO OF INVESTMENTS
                               December 31, 1999

                                                                        Shares or
                                                                           Face
NON-CONVERTIBLE BONDS AND DEBENTURES                                      Amount        Value
------------------------------------------------------------            ----------   ------------
CORPORATE -- 2.1%
Advantica Restaurant Group, Inc. -- 11 1/4% 2008............            $2,131,100   $  1,614,308
DLJ Mortgage Acceptance Corp. (Series 1997-E Class B)
 -- 7.5481% 2026+...........................................               968,200        703,798
Pathmark Stores, Inc.
  -- 11 5/8% 2002...........................................             3,000,000      1,065,000
  -- 12 5/8% 2002...........................................             3,000,000        975,000
Trump Atlantic City Associates -- 11 1/4% 2006..............             4,000,000      3,250,000
United Stationers Inc. -- 8 3/8% 2008.......................             2,000,000      1,840,000
                                                                                     ------------
                                                                                     $  9,448,106
                                                                                     ------------
U.S. GOVERNMENT AND AGENCIES -- 0.3%
Federal Home Loan Mortgage Corporation
  -- 6 1/2% 2023 (IO).......................................            $2,072,000   $    223,712
  -- 10.15% 2006 (REMIC)....................................                54,800         54,886
Government National Mortgage Association (Mobile Home)
  -- 9 3/4% 2010............................................             1,026,600      1,067,343
                                                                                     ------------
                                                                                     $  1,345,941
                                                                                     ------------
TOTAL NON-CONVERTIBLE BONDS
  AND DEBENTURES -- 2.4% (Cost $14,249,954).................                         $ 10,794,047
                                                                                     ------------
TOTAL INVESTMENT SECURITIES -- 97.0% (Cost $331,848,180)....                         $431,122,862
                                                                                     ------------
SHORT-TERM INVESTMENTS -- 2.8% (Cost $12,268,611)
Short-term Corporate Notes:
  General Electric Capital Corporation -- 6.45% 1/18/00.....            $6,000,000   $  5,980,825
  Grainger (W.W.), Inc. -- 6.3% 1/18/00.....................             3,000,000      2,991,075
  Toyota Motor Credit Corporation -- 5.27% 2/1/00...........             2,500,000      2,488,655
State Street Bank Repurchase Agreement -- 2 1/2% 1/3/00
 (Collateralized by U.S. Treasury Bonds -- 7 1/8% 2023
 market value $829,250).....................................               808,000        808,056
                                                                                     ------------
                                                                                     $ 12,268,611
                                                                                     ------------
TOTAL INVESTMENTS -- 99.8% (Cost $344,116,791)..............                         $443,391,473
Other assets and liabilities, net -- 0.2%...................                              996,618
                                                                                     ------------
TOTAL NET ASSETS -- 100%....................................                         $444,388,091
                                                                                     ============

*   Non-income producing securities.

+ Restricted security purchased without registration under the Securities Act of 1933 pursuant to Rule 144A, which generally may be resold only to certain institutional investors prior to registration. World Access, Inc. was purchased on July 29, 1999, and DLJ Mortgage Acceptance Corp. was purchased on September 8, 1997. These restricted securities constituted 0.4% of total net assets at December 31, 1999.

++ Affiliate as defined in the Investment Company Act of 1940 by reason of ownership of 5% or more of its outstanding voting securities. There were no transactions in the securities of this affiliate for the year ended December 31, 1999.

See notes to financial statements.

                              STATISTICAL PROFILE
                                  (UNAUDITED)
                        PRINCIPAL COMMON STOCK HOLDINGS

                                                             Fundamental Data                             Valuation Data
                                          -------------------------------------------------------   ---------------------------
                                           10 Year Record*                    Profitability
                                          -----------------    Total    -------------------------
                                          Growth   Yrs. EPS   Debt %      Ret. on       Ret. on      P/E     Price/Book   Div.
                                           Rate    Declined   Capital   Beg. Equity   Avg. Assets   Ratio      Value      Yield
-------------------------------------------------------------------------------------------------------------------------------
Adobe Systems                               14%        2          0%         38%          25%         44.5x      16.7x     0.1%
Applied Graphics Technologies               **        **         46           3            1          17.6        0.5      0.0
Arrow Electronics                           25         4         50          10            4          16.5        1.6      0.0
Bacou USA                                   **        **         46          19            8           9.9        1.5      0.0
Belden                                       8         2         53          19            7          12.5        2.1      1.0
Black Box                                   27         0         27          28           16          27.2        6.0      0.0
Brown & Brown                               16         1          6          32           12          19.3        5.3      1.4
Carnival                                    17         0         18          23           13          28.8        5.2      0.9
Channell Commercial                         30         1         37          18            9          11.7        1.7      0.0
Circuit City                                13         2         19          17            8          31.1        4.9      0.2
Clayton Homes                               21         0          9          18           11           8.4        1.3      0.7
Crane                                        9         1         35          20            9          10.9        2.3      2.0
Denison International (ADR)                  1         1          6          14            8          11.0        1.4      0.0
DENTSPLY International                      **        **         24          22           10          13.9        2.7      1.1
Donaldson                                   17         0         29          27           13          17.3        4.2      1.2
Expeditors International                    19         1          5          27           12          43.0        8.9      0.2
Galileo International                       25         0         59          28           17          13.4        6.9      1.2
Graco                                       17         2         63         609           24          12.8       14.6      1.6
HON INDUSTRIES                              12         2         24          24           12          12.8        2.7      1.7
IDEX                                        12         1         44          19            8          16.8        2.8      1.8
JLK Direct Distribution (Cl. A)             **        **          3          10            7          12.6        1.1      0.0
Kaydon                                      11         1          0          21           15          14.0        2.7      1.6
KEMET                                       10         2         29          11            5          52.4        5.4      0.0
Lancaster Colony                            18         0          6          26           19          13.1        3.2      1.9
Landauer                                     6         1          0          41           25          16.4        7.2      6.4
Manpower                                    19         1         40          21            6          20.7        4.6      0.5
Martin Marietta Materials                   16         0         45          19            8          15.2        2.5      1.3
Methode Electronics (Cl. A)                 17         1          0          14           11          33.5        4.4      0.6
Ocular Sciences                             **        **          2          25           18          12.0        2.4      0.0
Office Depot                                32         1         22          17            8          12.4        2.1      0.0
OM Group                                    16         0         46          14            6          14.9        1.9      1.2
O'Reilly Automotive                         25         0         15          19            8          24.2        2.8      0.0
Romac International                         **        **          4           8            6          29.9        2.4      0.0
Schlumberger                                 2         4         34           7            4          54.6        4.1      1.3
Strayer Education                           36         0          0          24           18          16.9        4.0      1.2
Zebra Technologies (Cl.A)                   22         1          0          22           18          30.3        5.6      0.0
-------------------------------------------------------------------------------------------------------------------------------
Source Portfolio                            15         1         31          18            9          17.2        2.8      0.9
Russell 2500                                10        **         40          12            5          31.5        2.9      1.3
-------------------------------------------------------------------------------------------------------------------------------
* 5 to 9 year data used when 10 years not available
**Comparable data not available

                            MAJOR PORTFOLIO CHANGES
                                  (UNAUDITED)
                        Quarter Ended December 31, 1999

                                                                 Shares or
                                                                Face Amount
                                                              ---------------
NET PURCHASES

COMMON STOCKS
Clayton Homes, Inc..........................................     223,500 shs.
Crane Co....................................................      59,000 shs.
Landauer, Inc...............................................      86,800 shs.
Martin Marietta Materials, Inc.(1)..........................      72,000 shs.
OM Group, Inc...............................................      97,000 shs.
Strayer Education, Inc.(1)..................................     312,100 shs.

PREFERRED STOCKS
Crown American Realty Trust.................................      20,000 shs.
New Plan Excel Realty Trust, Cvt............................      25,000 shs.

CONVERTIBLE SECURITIES
Checkpoint Systems, Inc. -- 5 1/4% 2005.....................  $       500,000
MascoTech, Inc. -- 4 1/2% 2003..............................  $     1,000,000
Quintiles Transnational Corp. -- 4 1/4% 2000(1).............  $     2,000,000

NON-CONVERTIBLE SECURITY
Pathmark Stores, Inc. -- 11 5/8% 2002(1)....................  $     3,000,000

NET SALES

COMMON STOCKS
Adobe Systems Incorporated..................................     126,800 shs.
Black Box Corporation.......................................      82,000 shs.
Circuit City Stores, Inc....................................      25,000 shs.
Expeditors International of Washington, Inc.................      65,000 shs.
Federal Signal Corporation(2)...............................     164,700 shs.
KEMET Corporation...........................................     162,000 shs.
Manpower Inc................................................      43,500 shs.

NON-CONVERTIBLE SECURITY
American Telecasting, Inc. -- 14 1/2% 2008(2)...............  $     3,000,000

(1) Indicates new commitment to portfolio
(2) Indicates elimination from portfolio

                         FEDERAL INCOME TAX INFORMATION
                                  (UNAUDITED)
                                 CALENDAR 1999

CASH DIVIDENDS AND DISTRIBUTIONS:

                                                                          (1)               (2)
                                                        AMOUNT         ORDINARY          LONG-TERM
                                                         PAID           INCOME         CAPITAL GAIN
DATE PAID                                             PER SHARE        DIVIDENDS       DISTRIBUTIONS
---------                                             ----------       ---------       -------------
PREFERRED STOCK:
03/15/99                                                 $0.60          $  0.60            --
06/15/99                                                  0.60             0.60            --
09/15/99                                                  0.60             0.60            --
12/15/99                                                  0.60             0.60            --
                                                         -----          -------            -------
      TOTAL                                              $2.40          $  2.40            --
                                                         =====          =======            =======
COMMON STOCK:
03/15/99                                                 $1.05          $0.4542            $0.5958
06/15/99                                                  1.05            --                1.0500
09/15/99                                                  1.10            --                1.1000
12/15/99                                                  1.10            --                1.1000
12/15/99 (special year-end)                               3.56            --                3.5600
                                                         -----          -------            -------
      TOTAL                                              $7.86          $0.4542            $7.4058
                                                         =====          =======            =======

  The amount in column (1) is to be included as dividend income on your tax return. For corporate shareholders, 39.7% of the amount in column (1) qualifies for the 70% corporate dividends received deduction.

  In accordance with the provisions of the Internal Revenue Code, the amounts in column (2) are long-term capital gain distributions and all amounts qualify as 20% rate gain distributions.

  A Form 1099 has been mailed to all shareholders of record on dividend record dates setting forth the specific amounts to be included in their 1999 tax returns. Source Capital did not elect to retain any undistributed long-term capital gains for the year ended December 31, 1999. Therefore, Common shareholders will not receive a Form 2439 for 1999.

--------------------------------------------------------------------------------

NOTICE TO DIVIDEND REINVESTMENT PLAN PARTICIPANTS:

 The information above shows the cash distributions paid by Source Capital during 1999. When additional shares are issued by Source Capital under the Automatic Reinvestment Plan at a discount from the market price, a participant in the Plan is treated for federal income tax purposes as having received a taxable distribution equal to the market value of the shares purchased. In effect, the discount from market price at which shares are purchased is added to the amount of the cash distribution to determine the total value of the taxable distribution. Such value also becomes the participant's tax basis for the shares purchased under the Plan.

  The distribution paid March 15, 1999 was reinvested at a discount from the market price and the additional taxable amount of this distribution was $2.3281 for each Common share purchased.

                      STATEMENT OF ASSETS AND LIABILITIES

                                                                    December 31, 1999
                                                              ------------------------------
ASSETS
  Investments at value:
    Investment securities -- at market value
      (cost $331,848,180) -- Note A.........................  $431,122,862
    Short-term investments -- at cost plus interest earned
      (maturities 60 days or less) -- Note A................    12,268,611      $443,391,473
                                                              ------------
  Cash......................................................                             916

  Receivable for:
    Dividends and accrued interest..........................  $  1,351,605
    Investment securities sold..............................       169,994         1,521,599
                                                              ------------      ------------
                                                                                $444,913,988

LIABILITIES
  Payable for:
    Advisory fees...........................................  $    256,363
    Accrued dividends -- Preferred Stock....................       196,921
    Accrued expenses........................................        72,613           525,897
                                                              ------------      ------------
TOTAL NET ASSETS -- December 31, 1999.......................                    $444,388,091
                                                                                ============

  Assets applicable to Preferred Stock at a liquidation
    preference of
    $27.50 per share (asset coverage 821%) -- Note B........                    $ 54,153,330
                                                                                ============

  Net assets applicable to Common Stock -- $50.70 per
    share...................................................                    $390,234,761
                                                                                ============

SUMMARY OF SHAREHOLDERS' EQUITY
  $2.40 Cumulative Preferred Stock -- par value $3 per
    share;
    authorized 3,000,000 shares; outstanding 1,969,212
    shares -- Note B........................................                    $  5,907,636
  Common Stock -- par value $1 per share; authorized
    12,000,000 shares;
    outstanding 7,697,644 shares -- Note B..................                       7,697,644
  Additional Paid-in Capital................................                     311,296,815
  Undistributed net investment income.......................                       2,767,658
  Undistributed net realized gain on investments............                      17,443,656
  Unrealized appreciation of investments....................                      99,274,682
                                                                                ------------
TOTAL NET ASSETS -- December 31, 1999.......................                    $444,388,091
                                                                                ============

See notes to financial statements.

                            STATEMENT OF OPERATIONS

                                                                     For the year ended December 31,
                                                       -----------------------------------------------------------
                                                                  1999                            1998
                                                       --------------------------      ---------------------------
INVESTMENT INCOME
  Income:
    Interest.........................................                 $ 5,090,412                     $  6,087,760
    Dividends........................................                   3,715,842                        4,145,775
                                                                      -----------                     ------------
                                                                      $ 8,806,254                     $ 10,233,535
  Expenses -- Note C:
    Advisory fees....................................  $  2,933,322                    $  2,886,224
    Transfer agent fees and expenses.................       265,467                         276,110
    Reports to shareholders..........................       192,591                         181,622
    Directors' fees and expenses.....................        88,567                          79,000
    Taxes, other than federal income tax.............        65,820                          65,800
    Custodian fees and expenses......................        45,575                          47,675
    Legal and auditing fees..........................        39,211                          39,504
    Registration and filing fees.....................        16,930                          16,758
    Other expenses...................................        28,058     3,675,541            23,209      3,615,902
                                                       ------------   -----------      ------------   ------------
        Net investment income -- Note A..............                 $ 5,130,713                     $  6,617,633
                                                                      -----------                     ------------

NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS
  Net realized gain on investments:
    Proceeds from sale of investment securities
      (excluding short-term corporate notes with
      maturities 60 days or less)....................  $148,060,551                    $135,720,589
    Cost of investment securities sold...............    81,123,861                     100,213,660
                                                       ------------                    ------------
      Net realized gain on investments -- Notes A and
        D............................................                 $66,936,690                     $ 35,506,929

  Unrealized appreciation of investments:
    Unrealized appreciation at beginning of year.....  $ 87,983,547                    $105,473,310
    Unrealized appreciation at end of year...........    99,274,682                      87,983,547
                                                       ------------                    ------------
      Increase (decrease) in unrealized appreciation
        of investments...............................                  11,291,135                      (17,489,763)
                                                                      -----------                     ------------
        Net realized and unrealized gain on
          investments................................                 $78,227,825                     $ 18,017,166
                                                                      -----------                     ------------

NET INCREASE IN TOTAL NET
  ASSETS RESULTING FROM OPERATIONS...................                 $83,358,538                     $ 24,634,799
                                                                      ===========                     ============

See notes to financial statements.

                    STATEMENT OF CHANGES IN TOTAL NET ASSETS

                                                                    For the year ended December 31,
                                                   ------------------------------------------------------------------
                                                                1999                                1998
                                                   ------------------------------      ------------------------------
INCREASE (DECREASE) IN TOTAL NET ASSETS
Operations:
  Net investment income..........................  $  5,130,713                        $  6,617,633
  Net realized gain on investments
    -- Notes A and D.............................    66,936,690                          35,506,929
  Increase (decrease) in unrealized appreciation
    of investments...............................    11,291,135                         (17,489,763)
                                                   ------------                        ------------
Increase in total net assets resulting
  from operations................................                    $ 83,358,538                        $ 24,634,799

Distributions to Preferred shareholders:
  From net investment income.....................                      (4,726,109)                         (4,726,109)

Distributions to Common shareholders:
  From net investment income.....................  $   (709,997)                       $ (3,043,180)
  From net realized capital gains................   (58,801,250)      (59,511,247)      (31,365,719)      (34,408,899)
                                                   ------------                        ------------
Proceeds from shares issued for distributions
  reinvested by shareholders -- Note B...........                       7,490,362                           6,786,649
                                                                     ------------                        ------------
Increase (decrease) in total net assets..........                    $ 26,611,544                        $ (7,713,560)

TOTAL NET ASSETS
Beginning of year, including
  undistributed net investment income
  of $3,073,051 and $4,224,707...................                     417,776,547                         425,490,107
                                                                     ------------                        ------------
End of year, including
  undistributed net investment income
  of $2,767,658 and $3,073,051...................                    $444,388,091                        $417,776,547
                                                                     ============                        ============

See notes to financial statements.

--------------------------------------------------------------------------------

                       NOTICE OF SOURCE OF DISTRIBUTIONS
                              (Common Stock Only)

    Since the sources from which distributions are paid cannot be determined until the end of each fiscal year, the following information amends the statements forwarded to Common shareholders with each distribution.

                                                  Source of Distributions
                                               -----------------------------
                                Amount           Net
                                 Paid          Investment      Net Realized
    Date Paid                   Per Share       Income         Capital Gains
-----------------                 -----          ------           ------
          3/15/99                 $1.05          $0.094           $0.956
          6/15/99                  1.05           --               1.050
          9/15/99                  1.10           --               1.100
         12/15/99                  1.10           --               1.100
         12/15/99(special)         3.56           --               3.560
                                  -----          ------           ------
                                  $7.86          $0.094           $7.766
                                  =====          ======           ======

  The source of distributions for financial reporting purposes differs from federal income tax reporting. See page 10 for federal income tax information.

                              FINANCIAL HIGHLIGHTS
   Selected data for a share of Common Stock outstanding throughout each year

                                                                    Year ended December 31,
                                                        ------------------------------------------------
                                                          1999      1998      1997      1996      1995
                                                        --------    ----      ----      ----      ----
Per share operating performance:
Net asset value at beginning of year..................  $  48.23  $  50.20  $  45.35  $  42.58  $  38.52
                                                        --------  --------  --------  --------  --------
Income from investment operations:
  Net investment income...............................  $   0.67  $   0.88  $   1.08  $   1.30  $   1.48
  Net realized and unrealized gain
     on investment securities.........................     10.27      2.37     10.50      8.25      6.84
                                                        --------  --------  --------  --------  --------
    Total from investment operations..................  $  10.94  $   3.25  $  11.58  $   9.55  $   8.32
                                                        --------  --------  --------  --------  --------
Distributions to Preferred shareholders:
  From net investment income..........................  $  (0.62) $  (0.63) $  (0.65) $  (0.65) $  (0.66)
Distributions to Common shareholders:
  From net investment income..........................     (0.09)    (0.41)    (0.32)    (0.51)    (0.50)
  From net realized gains.............................     (7.77)    (4.21)    (5.76)    (5.62)    (3.10)
                                                        --------  --------  --------  --------  --------
    Total distributions...............................  $  (8.48) $  (5.25) $  (6.73) $  (6.78) $  (4.26)
                                                        --------  --------  --------  --------  --------
Effect of shares issued for distributions
  reinvested by shareholders..........................  $   0.01  $   0.03     --        --        --
                                                        --------  --------  --------  --------  --------

Net asset value at end of year........................  $  50.70  $  48.23  $  50.20  $  45.35  $  42.58
                                                        ========  ========  ========  ========  ========
Per share market value at end of year.................  $  48.25  $  49.06  $  51.06  $  45.50  $  41.88
Total investment return(1)............................     15.2%      5.8%     26.9%     24.5%     23.4%
Net asset value total return(2).......................     23.1%      5.8%     25.4%     21.9%     20.7%

Ratios/supplemental data:
  Net assets at end of year (in thousands)............  $444,388  $417,777  $425,490  $382,146  $362,087
  Ratio of expenses to average net assets.............     0.87%     0.87%     0.87%     0.89%     0.91%
  Ratio of net income to average net assets...........     1.21%     1.59%     1.95%     2.52%     3.04%
  Portfolio turnover rate.............................    23.51%    28.34%    27.46%    41.04%    51.44%
Preferred Stock:
Total shares outstanding(3)...........................  1,969,212 1,969,212 1,969,212 1,969,212 1,969,212
Asset coverage per share(3)...........................   $225.67   $212.15   $216.07   $194.06   $183.87
Involuntary liquidation preference per share..........    $27.50    $27.50    $27.50    $27.50    $27.50
Average market value per share(4).....................    $28.54    $29.95    $28.72    $28.50    $28.00

(1) Based on market value per share, adjusted for reinvestment of distributions
(2) Based on net asset value per share, adjusted for reinvestment of distributions
(3) Information shown as of the end of the year
(4) The average of all month-end market values during each year
See notes to financial statements.
--------------------------------------------------------------------------------

             QUARTERLY RESULTS OF INVESTMENT OPERATIONS (unaudited)

                                                                          Quarter ended
                                               --------------------------------------------------------------------
                                               March 31, 1999  June 30, 1999  September 30, 1999  December 31, 1999
                                               --------------  -------------  ------------------  -----------------
Total investment income......................   $  2,073,707    $ 2,074,296      $  2,290,001        $ 2,368,250
Net investment income........................   $  1,193,353    $ 1,110,058      $  1,360,503        $ 1,466,799
Income available to Common...................   $     11,826    $   (71,469)     $    178,975        $   285,272
  Per share Common...........................       --           $(0.01)           $0.02              $0.04
Net realized and unrealized
  appreciation (depreciation)................   $(32,237,518)   $87,411,808      $(20,078,280)       $43,131,815
  Per share Common...........................     $(4.28)         $11.54          $(2.65)             $5.66
                                                                          Quarter ended
                                               --------------------------------------------------------------------
                                               March 31, 1998  June 30, 1998  September 30, 1998  December 31, 1998
                                               --------------  -------------  ------------------  -----------------
Total investment income......................   $  2,980,555    $ 2,692,244      $  2,297,189        $ 2,263,547
Net investment income........................   $  2,008,371    $ 1,707,018      $  1,481,974        $ 1,420,270
Income available to Common...................   $    826,844    $   525,491      $    300,446        $   238,743
  Per share Common...........................      $0.11          $0.07            $0.04              $0.03
Net realized and unrealized
  appreciation (depreciation)................   $ 33,352,971    $(5,124,829)     $(77,006,794)       $66,795,818
  Per share Common...........................      $4.51         $(0.70)         $(10.33)             $8.89

                         NOTES TO FINANCIAL STATEMENTS

NOTE A--SIGNIFICANT ACCOUNTING POLICIES

      The Company is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The investment objective of the Company is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital and provision of sufficient income to meet the dividend requirements of Preferred shareholders. The significant accounting policies followed by the Company in the preparation of its financial statements include the following:

      1. SECURITIES VALUATION--Securities, including any outstanding written call options, listed or traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the year, or, if there was not a sale that day, at the mean between the most recent bid and asked prices. Securities which are unlisted and debt and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Company's officers, are valued at the mean between the most recent bid and asked prices or other ascertainable market value. Short-term corporate notes with maturities of 60 days or less are valued at cost plus interest earned, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.

      2. FEDERAL INCOME TAX--No provision for federal taxes on net investment income is considered necessary because the Company has elected to be taxed as a "regulated investment company" under the Internal Revenue Code, and intends to maintain this qualification and to distribute each year all of its taxable net investment income and taxable net realized gain on investments to its shareholders in accordance with the minimum distribution requirements of the Code.

      3. USE OF ESTIMATES--The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

      4. OTHER--Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Dividends payable by the Company on the Preferred Stock are recorded on an accrual basis and distributions payable on the Common Stock are recorded on the ex-dividend date. The ratios of expenses and net income to average net assets do not reflect the effect of dividend payments to Preferred shareholders.

NOTE B--CAPITAL STOCK
      The Preferred Stock is entitled in liquidation to $27.50 per share plus accrued dividends and may be called for redemption, at the discretion of the Company, at $27.50 per share plus accrued dividends. Dividends may not be declared on the Common Stock if Preferred dividends are in arrears or if the Preferred Stock would not thereafter have an asset coverage of 200% or more.

      During the years ended December 31, 1999 and 1998, the Company issued 157,584 and 142,801 shares of Common Stock, respectively, under its Reinvestment Plan for Common and Preferred shareholders.

NOTE C--ADVISORY FEES AND OTHER AFFILIATED
         TRANSACTIONS

      Pursuant to an investment advisory agreement, the Company pays First Pacific Advisors, Inc. ("Investment Adviser") monthly investment advisory fees calculated at an annual rate of .725% for the first $100 million of total net assets, .700% for the next $100 million of total net assets, and .675% for any total net assets in excess of $200 million. The Agreement obligates the Investment Adviser to reduce its fee to the extent necessary to reimburse the Company for any annual expenses (exclusive of interest, taxes, the cost of any supplementary statistical and research information, legal expenses related to portfolio securities, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average total net assets of the Company for the year.

      For the years ended December 31, 1999 and 1998, the Company paid aggregate fees of $87,500 and $79,000, respectively, to all Directors who are not affiliated persons of the Investment Adviser. During the years ended December 31, 1999 and 1998, the Company incurred legal fees of $6,886 and $7,180, respectively, payable to O'Melveny & Myers LLP, counsel for the Company. A Director of the Company is of counsel to, and a retired partner of, that firm.

NOTE D--PURCHASES AND SALES OF SECURITIES

      The cost of purchases of investment securities (excluding short-term corporate notes with maturities of 60 days or less) aggregated $95,788,472 and $112,593,877 for the years ended December 31, 1999 and 1998, respectively. Realized gains and losses are based on the specific-certificate identification method. The cost of investment securities owned at December 31, 1999 was the same for federal income tax and financial reporting purposes. Gross unrealized appreciation and depreciation for all investments at December 31, 1999 for federal income tax purposes was $126,540,968 and $27,266,286, respectively.

NOTE E--QUARTERLY INFORMATION

      See page 14 for unaudited quarterly results of investment operations.

                         REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF DIRECTORS AND
SHAREHOLDERS OF SOURCE CAPITAL, INC.

   We have audited the accompanying statement of assets and liabilities of Source Capital, Inc. (the "Company"), including the portfolio of investments, as of December 31, 1999, and the related statements of operations and changes in total net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Source Capital, Inc. as of December 31, 1999, the results of its operations and the changes in its total net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Los Angeles, California
January 21, 2000

                           DIVIDEND REINVESTMENT PLAN

 Holders of record (other than brokers or nominees of banks and other financial institutions) of Common and Preferred Stock are eligible to participate in the Dividend Reinvestment Plan ("Plan"), pursuant to which distributions to shareholders are paid in or reinvested in shares of Common Stock of the Company ("Dividend Shares"). The Chase Manhattan Bank ("Agent") c/o ChaseMellon Shareholder Services, L.L.C., Investment Services, P.O. Box 3338, South Hackensack, New Jersey 07606-1938, acts as agent for participants under the Plan.

 A shareholder may join the Plan by signing and returning an authorization form which may be obtained from the Agent. A shareholder may elect to withdraw from the Plan at any time by written notice to the Agent and thereby elect to receive cash in lieu of Dividend Shares. There is no penalty for withdrawal from the Plan and shareholders who have previously withdrawn from the Plan may rejoin at any time. The Company reserves the right to amend or terminate the Plan.

 Purchases of the Company's shares are made by the Agent, on behalf of the participants in the Plan, promptly after receipt of funds, and in no event later than 30 days from such receipt except when restricted under applicable federal securities laws. The Agent purchases outstanding shares in the market when the price plus estimated commissions of the Company's Common Stock on the NYSE is lower than the Company's most recently calculated net asset value per share. To the extent that outstanding shares are not available at a cost of less than per share net asset value, the Agent, on behalf of the participants in the Plan, accepts payment of the dividend, or the remaining portion thereof, in authorized but unissued shares of Common Stock of the Company on the payment date. Such shares are issued at a per share price equal to the higher of (1) the net asset value per share on the payment date, or (2) 95% of the closing market price per share on the payment date. There are no brokerage charges with respect to shares issued directly by the Company to satisfy the dividend reinvestment requirements. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account is the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Company.

 For Federal income tax purposes, shareholders who reinvest distributions are treated as receiving distributions in an amount equal to the fair market value, determined as of the payment date, of the shares received if the shares are purchased from the Company. Such value may exceed the amount of the cash distribution that would have been paid. If outstanding shares are purchased in the open market, the taxable distribution equals the cash distribution that would have been paid. In either event, the cost basis in the shares received equals the amount recognized as a taxable distribution.

 In the case of foreign participants whose dividends are subject to United States income tax withholding and in the case of any participants subject to 31% federal backup withholding, the Agent will reinvest dividends after deduction of the amount required to be withheld.

 All record holders of Common Stock are also offered the opportunity, on a voluntary basis, to send in cash payments of not less than $100 each up to a total of $7,500 per month to purchase additional shares of the Common Stock of the Company through participation in the Cash Investment Plan ("Cash Plan"). Under the Cash Plan, shares are purchased in the market and no shares are issued by the Company. A brochure describing the terms and conditions of the Cash Plan, including fees and expenses, is available from the Agent.

   SOURCE CAPITAL, INC.
   11400 West Olympic         BULK RATE
   Boulevard, Suite         U.S. POSTAGE
   1200                         PAID
   Los Angeles,                 CMSS
   California 90064